Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Hexis Active Nicotine Engagement ETF (the “Fund”)

Supplement dated July 15, 2026
to the Statutory Prospectus and Statement of Additional Information (“SAI”)
dated January 16, 2026

On July 13, 2026, the Fund notified shareholders that the Fund intended to change its listing exchange from NYSE Arca, Inc. to NYSE, Inc., to be effective July 17, 2026. Upon further review, the change from NYSE Arca to NYSE, Inc is rescinded and will not take effect, and the Fund will continue to be listed on NYSE Arca, Inc.

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Please retain this supplement with your Statutory Prospectus and SAI for future reference.